     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 4, 2000
                                                      REGISTRATION NO. 333-68449
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             THE VANTIVE CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         77-0266662
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              2525 AUGUSTINE DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 982-5700
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  ------------

           THE VANTIVE CORPORATION 1997 NONSTATUTORY STOCK OPTION PLAN
                            (Full title of the plan)

                                DAVID SCHELLHASE
                       VICE PRESIDENT AND GENERAL COUNSEL
                             THE VANTIVE CORPORATION
                              2525 AUGUSTINE DRIVE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 982-5700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:

      GREGORY GALLO, ESQ.                              KENNETH LAMB, ESQ.
       JOE SORENSON, ESQ.                             PETER HEILMANN, ESQ.
GRAY CARY WARE & FREIDENRICH LLP                   GIBSON, DUNN & CRUTCHER LLP
      400 HAMILTON AVENUE                             ONE MONTGOMERY STREET
  PALO ALTO, CALIFORNIA 94301                    SAN FRANCISCO, CALIFORNIA 94104
         (650) 833-2100                                  (415) 393-8200


         This Amendment to Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission.

                          DEREGISTRATION OF SECURITIES

         The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-8 (Registration No. 333-68449) (the "Registration Statement") of The Vantive Corporation, a Delaware corporation, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, and State of California, on this 31st day of December, 1999.

                                            THE VANTIVE CORPORATION

                                            By: /s/ DAVID SCHELLHASE
                                            ------------------------------------
                                            David Schellhase
                                            Vice President and General Counsel

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                                  Title                                   Date
              ----------                                  -----                                   ----
/s/ THOMAS L. THOMAS                         Chief Executive Officer                       December 31, 1999
-------------------------------------        and Director
(Thomas L. Thomas)                           (Principal Executive Officer)

/s/ LEONARD LEBLANC                          Chief Financial Officer                       December 31, 1999
-------------------------------------        (Principal Financial Officer)
(Leonard LeBlanc)

/s/ MICHAEL M. LOO                           Vice, President, Finance                      December 31, 1999
-------------------------------------        (Principal Accounting Officer)
(Michael M. Loo)

/s/ WILLIAM DAVIDOW                          Director                                      December 31, 1999
-------------------------------------
(William Davidow)

/s/ RAYMOND L. OCAMPO JR.                    Director                                      December 31, 1999
-------------------------------------
(Raymond L. Ocampo Jr.)

/s/ PATTI MANUEL HART                        Director                                      December 31, 1999
-------------------------------------
(Patti Manuel Hart)

/s/ PETER ROSHKO                             Director                                      December 31, 1999
-------------------------------------
(Peter Roshko)